September 28, 2026 Mihir Shah Separation Agreement and General Release Dear Mihir, This Separation Agreement and General Release (“Agreement”) sets forth our understanding regarding your separation of employment with Jones Lang LaSalle Incorporated and its respective affiliated entities (collectively, “JLL” or the “Company”). This Agreement shall be effective only if executed by you and delivered to the Company on or before 5:00 p.m. (Chicago time) on September 29, 2026. You will have twenty-one (21) days to consider this Agreement and, after signing, seven (7) additional days to revoke your acceptance; if you do not revoke your decision during that seven-day period, this Agreement shall become effective on the eighth day following your delivery of the executed Agreement to the Company (the “Effective Date”). You and the Company are the “Parties” to this Agreement and may be referred to individually as a “Party” and collectively as “Parties.” 1. Separation of Employment. (a) Separation Date. You acknowledge that your employment with the Company in all capacities, including without limitation as an officer, fiduciary or other senior position with the Company, including but not limited to your role as Chief Executive Officer of Jones Lang LaSalle Technologies, membership on the Global Executive Board (the “GEB”), and any officer or director positions you hold with JLL Spark or any of its portfolio companies, will terminate at 5:00 p.m. (Chicago time) on April 1, 2027 (the “Separation Date”), irrespective of whether you timely execute and deliver, and do not revoke, this Agreement. You agree to take any required actions and to execute any additional documents as the Company determines to be necessary or advisable to effect any of the foregoing. (b) Final Base Salary. You will continue to receive your current annualized base salary of $650,000, payable in accordance with the Company’s normal payroll procedures, through the Separation Date, including for the period from January 1, 2027, through April 1, 2027 (approximately $162,500). (c) 2026 AIP Bonus Payment. You will receive the AIP bonus with a target of $2,360,000 in March 2027 even if the Company moves the payout date after April 1, 2027 2. Severance Pay and Benefits. (a) Provided you execute and do not revoke this Agreement, and subject to Section 7 below, the Company will provide you with the following separation payments and benefits, less applicable withholding taxes and deductions: (i) Severance in an amount equal to fifty-four (54) weeks of your current base salary, or $675,000; (ii) A pro-rated Annual Incentive Plan (“AIP”) payment for your service in the year of termination in the gross amount of $590,000; and (iii) An additional payment equal to one times (1x) your target AIP, or $2,360,000. The payments described in this Section 2(a) total approximately $3,625,000 in the aggregate, subject to final calculation as of the Separation Date. (b) Equity Awards. Your outstanding equity awards granted under the Company’s Stock Award and Incentive Plan, including restricted stock units and performance share units granted under the GEB Long Term Exhibit 10.1

Incentive Compensation Plan (the “GEB LTIP”), will be treated in accordance with the terms of the applicable award agreements and the Company's severance plan in effect as of the Effective Date of this Agreement, which currently provides for pro-rated vesting of outstanding awards based on your service through the Termination Date, as set forth on Exhibit A attached hereto. Any portion of an award that does not vest in accordance with this Section 2(b) shall be forfeited automatically and without consideration as of the Separation Date. (c) JLL Spark Portfolio Interests. The parties acknowledge that you hold certain equity, profits interests, or other ownership interests in one or more JLL Spark portfolio companies, as set forth on Exhibit B attached hereto (the “Portfolio Interests”). Except as expressly set forth on Exhibit B, nothing in this Agreement shall require you to divest, forfeit, or otherwise dispose of the Portfolio Interests, and your rights with respect to the Portfolio Interests shall continue to be governed by the applicable governing documents, subscription agreements, or other instruments under which such interests were granted. For the avoidance of doubt, the release in Section 6 below does not release any Claims you may have arising under the instruments governing the Portfolio Interests since you are only releasing Claims (as defined in Section 6) that arise out of your employment relationship with the Company or the termination thereof. (d) Benefits. Your participation in the Company’s group health and welfare benefit plans will terminate in accordance with the terms of those plans as of the Separation Date, subject to your right to elect continued coverage at your own expense under COBRA. The Company agrees to reimburse you for the employer’s share of up to 12 months of COBRA monthly premium benefits or until you secure new employment with health benefits, whichever occurs first. Your rights, if any, under the Company’s 401(k) Retirement and Savings Plan and U.S. Deferred Compensation Plan shall be governed by the terms of those respective plans. (e) No Other Compensation or Benefits. Except as otherwise specifically provided herein, you shall not be entitled to any additional compensation or benefits or to participate in any past, present or future employee benefit programs or arrangements of the Company (including, without limitation, any compensation or benefits under any bonus or severance plan, program or arrangement, whether specified or agreed in your applicable employment document(s) or elsewhere) on or after the Separation Date. You agree that you will submit all outstanding expenses for reimbursement by the last day of your employment and the Company agrees to reimburse your approved business expenses within thirty (30) calendar days thereafter. 3. Return of Property. Prior to the Separation Date, you shall return to the Company all property of the Company in your possession and all property made available to you in connection with your employment by the Company, including, without limitation, any and all Company credit cards, keys, parking access cards, security access codes, records, manuals, customer lists, notebooks, computers, computer programs and files, PDAs, telephones, papers, electronically stored information and documents (and all copies thereof) kept or made by you in connection with your employment, it being acknowledged hereby that all of said items are the sole property of the Company. The Company agrees that you may keep your iPhone, laptop and two Cisco Webex video conference devices, subject to the Company removing all Company information from said devices. 4. Restrictive Covenants. (a) No Solicitation. Through and for twelve (12) months after the Separation Date, you shall not yourself, and shall not direct any other person to, either on your own account or on behalf of or with any other person, firm or business entity, do any of the following: (1) use trade secret information to solicit or induce any employees or independent contractors of the Company (including any individual who was an employee or independent contractor of the Company during the six (6) months preceding the Separation Date) to leave the employ or service of the Company; or (2) use trade secret information to solicit or induce any clients that have existing or contracted transactions or assignments with the Company as of the Separation Date to discontinue or reduce (x) their transactions or assignments with the Company or (y) their consideration of the Company for pending transactions or assignments. (b) Intellectual Property. You agree to assign to the Company your entire right, title and interest in any invention or idea, patentable or not, that you create or conceive of (i) during your employment and for six (6) months after the Termination Date and (ii) which relates in any manner to the Company's actual or anticipated business, research or development, or is suggested by or results from any task the Company assigned to you or any work you performed on behalf of the Company. You agree that you will promptly disclose to the Company any invention or idea contemplated above, and upon request, you will execute a specific assignment of title to the Company and do anything else reasonably necessary to enable the Company at its expense to secure a patent therefor in the United States and in foreign countries. (c) Confidentiality and Non-Disclosure of Company Information. You acknowledge and agree that all non-public confidential information concerning the Company, its clients and/or employees that was or will be acquired by or disclosed to you during your employment, including, without limitation, information on the Company's clients and pricing, business practices and models, business strategies, marketing plans and strategies, compensation structures and the compensation and performance evaluations of the Company's employees, was or will be acquired or disclosed in strict confidence. You shall keep all such information secret and confidential indefinitely and shall not disclose such information, directly or indirectly, to any other person, firm or business entity or use it in any way. However, the parties agree that you may disclose confidential information (i) to the extent necessary to comply with any law, court order or subpoena; (ii) in connection with any discovery request to which a response is required by law; (iii) in a confidential manner either to a federal, state or local government agency or official or to an attorney where such disclosure is solely for the purpose of reporting or investigating a suspected violation of law, (iv) in an anti- retaliation lawsuit or other legal proceeding, so long as that disclosure or filing is made under seal and you do not otherwise disclose such confidential information, except pursuant to court order, or (v) to the extent necessary to enforce your rights hereunder. You acknowledge that, due to your position with the Company, the terms of this Agreement may be publicly disclosed by the Company as and to the extent required by the regulations of the U.S. Securities and Exchange Commission in the Company’s judgment with a copy provided to you (d) Reasonableness of Restrictions. You acknowledge that the restrictions in this Section 4 are fair and reasonable and are reasonably required for the protection of the Company. You further acknowledge that you will be reasonably able to earn a living without violating the terms of this Section 4, and the restrictions outlined herein are a material inducement and condition to the Company's provision of the payments and benefits described in this Agreement. 5. Whistleblower Rights. You have the legal right to certain protections for cooperating with or reporting legal violations to various governmental entities. No provision in this Agreement is intended to prohibit you from exercising such rights, and you may do so without disclosure to the Company. The Company may not retaliate against you for any of these activities, and nothing in this Agreement would require you to waive any monetary award or other payment that you might become entitled to from any such governmental entity. Further, nothing in this Agreement precludes you from filing a charge of discrimination with the Equal Employment Opportunity Commission or a like charge or complaint with a state or local fair employment practice agency; provided, however, that as of the Effective Date, you may not receive a monetary award or other personal relief from the Company in connection with any such charge or complaint that you filed or is filed on your behalf. 6. Release of Claims by You. (a) In consideration of the payments and benefits provided to you in this Agreement, including but not limited to those set forth in Section 2 above, you, and each of your respective heirs, executors, administrators, representatives, agents, successors and assigns (collectively, the “Releasors”), hereby irrevocably and unconditionally release and forever discharge the Company and its successors, assigns, and any of their stockholders, officers, directors, partners, agents and employees (all of whom are hereinafter referred to as the “Releasees”) from any and all claims, actions, causes of action, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind or character (collectively, “Claims”), whether known or unknown, arising prior to the Effective Date of this Agreement including, without limitation, any Claims under any contract, including your applicable employment documents, the Company’s severance plan, the GEB LTIP, or any federal, state, local or foreign law, including but not limited to Claims under Title VII of the Civil Rights Act, the Americans with Disabilities Act, and the Employee Retirement Income Security Act, arising out of (i) your employment relationship with and service as an employee of the Company and the termination of such relationship or service and (ii) any event, condition, circumstance or obligation that occurred, existed or arose on or prior to the date hereof; provided, however, that the Releasors are not releasing any Claims that may not be released under applicable law. (b) Specific Release of ADEA Claims. In consideration of the payments and benefits provided to you under Section 2 above, you hereby release and forever discharge the Releasees from any and all Claims that you may have as of the date you sign this Agreement arising under the Federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”). By signing this Agreement, you acknowledge that you: (i) have at least twenty-one (21) days to consider its terms; (ii) have seven (7) days following your execution of this Agreement to revoke your acceptance of this release of ADEA claims by delivering written notice of revocation to the Company, and that this release of ADEA claims shall not become effective or enforceable until that seven-day revocation period has expired; (iii) are waiving all legal claims, including claims under the ADEA; (iv) were advised to consult with legal counsel of your own choosing at your expense prior to execution; (v) fully understand the terms and conditions contained herein; and (vi) enter into this Agreement of your own free will and were not under any undue pressure or duress. (c) Claims Not Released. Expressly excluded from this release are (i) claims for indemnification under the Company’s corporate governing documents, under CA Labor Code §2802, and under the Company’s directors’ and officers' liability insurance policies and other insurance coverage to which you are entitled under any Company insurance policy; (ii) claims for monies, notices and vested benefits due under any employee benefit plan; (iii) claims that cannot be waived by law; (iv) claims arising out of the benefits set forth in Exhibits A and B; and (v) claims that may arise after the date this Agreement is executed. In addition, you do not release or waive your right to enforce this Agreement. (d) Representations. You represent that you and the other Releasors have not instituted, assisted or otherwise participated in connection with, and have no information regarding any potential grounds for, any action, complaint, claim, charge, grievance, arbitration, lawsuit or administrative agency proceeding or action at law or otherwise against any Releasee. 7. Section 1542 Waiver. THE PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, THAT YOU FULLY KNOW, UNDERSTAND AND APPRECIATE ITS CONTENTS, AND THAT YOU HEREBY ENTER INTO THIS AGREEMENT VOLUNTARILY AND OF YOUR OWN FREE WILL. YOU ACKNOWLEDGE THAT THERE IS A RISK THAT AFTER THE EXECUTION OF THIS AGREEMENT, YOU WILL INCUR OR SUFFER LOSS, DAMAGE OR INJURY WHICH IS IN SOME WAY CAUSED BY OR RELATED TO THE MATTERS COVERED BY THE ABOVE RELEASES, BUT WHICH IS UNKNOWN AND/OR UNASSERTED AT THE TIME THIS AGREEMENT IS SIGNED. YOU ASSUME THE ABOVE- MENTIONED RISKS AND UPON ADVICE OF LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS UNDER CALIFORNIA CIVIL CODE SECTION 1542 (AND ANY COMPARABLE STATUTES UNDER THE LAWS OF OTHER STATES TO THE EXTENT APPLICABLE), WHICH SECTION HAS BEEN FULLY EXPLAINED TO YOU BY YOUR COUNSEL, AND WHICH READS AS FOLLOWS: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. 8. Miscellaneous. (a) Execution and Delivery. You agree to sign and return to the Company an executed original of this Agreement on or before 5:00 p.m. (Chicago time) on September 29, 2026. If you fail to do so, you will not be entitled to receive the payments or benefits described in this Agreement. (b) Entire Agreement. Except as provided herein, this Agreement, including Exhibits A and B, set forth the entire agreement and understanding of the parties with respect to the matters covered hereby and supersede and replace any express or implied, written or oral, prior agreement, plan or arrangement with respect to the terms of your employment and the termination thereof. No modification to this Agreement shall be valid unless made in writing and signed by you and an authorized officer of the Company.

(c) Remedies. In the event of any breach by you of any provision of this Agreement, in addition to any other remedy available to the Company, the Company (i) shall cease to have any obligation to continue to make payments or provide benefits to you under this Agreement, (ii) may provide for the immediate forfeiture of any unvested equity awards, and (iii) you shall be responsible for the Company's reasonable attorneys' fees and costs related to enforcement of such provisions. If the Company breaches this Agreement, you will be entitled to recover damages including your reasonable attorney’s fees and costs related to enforcement of such provisions. (d) Withholding Taxes. Any payments made or benefits provided to you under this Agreement shall be reduced by all applicable withholding taxes and any other authorized or required deductions. (e) Waiver. The failure of the Company to enforce any of its terms, provisions or covenants shall not be construed as a waiver of the same or of the right to enforce the same. (f) Severability. If any court of competent jurisdiction determines that any provision of this Agreement is invalid, illegal or unenforceable in whole or in part, such provision shall be deemed severed or limited only to the extent required to render the remaining provisions enforceable, and this Agreement shall otherwise be enforced to give effect to the intention of the parties. (g) Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one and the same agreement. Pdf and electronic signatures will suffice as original signatures. (h) Notices. Any notices required or made pursuant to this Agreement shall be in writing and deemed given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, as follows: to you, at the last home address in the Company's records; and if to the Company: Jones Lang LaSalle Incorporated Attention: Global Chief Legal Officer 200 East Randolph Drive Chicago, Illinois 60601 (i) Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by you and your heirs and the Company and its respective successors and assigns. (j) Governing Law. This Agreement shall be governed by and construed for all purposes according to the laws of the State of California, without regard to conflicts of laws principles. (k) Non-Admission. In executing this Agreement, neither you nor the Company admits to any wrongdoing or violation of any law. The general release in this Agreement may not be used in court or other litigation except with respect to a proceeding concerning a breach of the terms of this Agreement. (l) Section 409A Compliance. The payments and benefits under this Agreement are intended to either comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other official guidance thereunder (“Section 409A”), or be exempt from the application of Section 409A and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith. To the extent that any provision hereof is modified in order to comply with Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to you and the Company of the applicable provision without violating the provisions of Section 409A.To the extent that any amount payable under this Agreement could be paid in either of two of your taxable years depending on the date the release of claims becomes irrevocable, such amount shall be paid on the later of January 15 of the later such taxable year or the date not later than 30 days after such release becomes irrevocable. Payments due upon your separation from service (as defined under Section 409A) shall be subject to delay pursuant to Section 409A(a)(2)(B)(i) to the extent applicable. * * * * * [signature page follows]

[Signature page to Separation Agreement and General Release] Please indicate your acceptance by signing both originals of this Agreement and returning one such signed original to the Company, attention of the undersigned officer of the Company. JONES LANG LASALLE INCORPORATED NAME: LAURA ADAMS TITLE: CHIEF HUMAN RESOURCES OFFICER ACCEPTED AND AGREED: Mihir Shah Date: /s/ Laura Adams /s/ Mihir Shah